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RADIO SYNDICATION LICENSE AGREEMENT

This Radio Syndication License Agreement (the "Agreement") is made and entered into as of October 6, 2000 by and between Ray Lucia ("LUCIA"), through his representative/agents Marilyn Woods and Paul Menard, DBA C & H Presents ("C&H"), and Business Talk Radio, a national radio syndication and distribution company ("BTR").

RECITALS

WHEREAS, LUCIA owns and controls the exclusive, private broadcasting and rebroadcasting, as well as national syndication and related rights in and to the radio program currently entitled "On the Money with Ray Lucia (the "Program"), a daily radio program, airing Monday through Friday, currently hosted by LUCIA, and LUCIA hereby designates C & H to represent him and act on his behalf in these and other matters;

WHEREAS, BTR desires to act, and C&H, acting on behalf of LUCIA, is willing to engage BTR as the exclusive national syndicator and distributor of the Program during the term of this Agreement, on the terms and conditions of this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the promises and mutual covenants contained herein, the parties agree as follows:

AGREEMENT

1. Distribution and Syndication License.

CT 10-16-2000

1.1 Rights. LUCIA, through C&H, hereby grants to BTR the exclusive license (the "License") to syndicate, distribute, sub distribute and sublicense one daily (5 days per week, with no programs on weekends) edition of the Program ~~solely~~ for radio broadcast via terrestrial radio stations and Internet broadcast via the Co-Branded Page (as defined below), OR OTHER AGREED UPON MEDIA INCLUDING SATELLITE BROADCAST [initials] 10-17-00 [initials] 10-17-00 during the term of the Agreement (as defined below), within the Territory (as defined below) and in accordance with the terms and conditions

set forth herein. The Program as licensed is currently three (3) hours in length and broadcast daily Monday through Friday, inclusive. BTR hereby agrees to distribute the full three (3) hours of the Program as specified herein. BTR will license the Program in its entirety and will not cut, edit or otherwise materially alter the Program, or authorize or permit others to do so, without the express prior written permission of LUCIA, or his representative agent, C&H. BTR also agrees LUCIA will control the "call center" and relating to listener call-ins to the Program. He also shall have the right to, upon his request, establish and maintain the phone number for listener call-ins. BTR expressly agrees that it will not cause, authorize or permit the duplication or use of the Program for any purpose other than the purposes set forth herein and shall not broadcast, or authorize or permit the broadcast of, the Program via any device or method or on terms and conditions not expressly authorized hereunder. LUCIA shall have the right to continue to broadcast a live program on KBZS in San Francisco from 3-5 pm until BTR provides an affiliation in the market willing to air the "Program" live.

1.2 Territory. The territory of the License (the "Territory") shall be the United States, its territories and possessions and Canada.

1.3 Term. The term of the Agreement (the "Term") shall commence as of October 2000 and continue for a period of three (3) consecutive years thereafter unless terminated earlier as provided in Section 8.

1.4 Exclusivity. LUCIA, through C&H, and BTR agree that during the Term, BTR shall control all distribution and syndication rights in and to the Program in the Territory and, subject to the terms and conditions of the Agreement, may exclusively syndicate, broadcast, license and otherwise distribute the Program to any stations and markets in the Territory in its sole discretion. LUCIA, through C&H, agrees that it will not license the Program to any other distributor or syndicator for broadcast via radio or the Internet in the Territory during the Term. Notwithstanding anything else provided herein, LUCIA shall have the unrestricted right to continue to broadcast the Program on existing LUCIA websites of www.onthemoneyshow.com, www.rliing.com and 24-7financial.com and to link and sublicense or otherwise allow others to link to the Co-Branded Page (as such term is defined herein). LUCIA also reserves and retains the right to promote the Program and all of his other activities on existing LUCIA

12. **Books and Records**. BTR shall keep and maintain current, complete and accurate books and records relating to the distribution and syndication of the Program, during the Term, and for three (3) years thereafter. LUCIA and C & H shall have the right to examine the appropriate portions of BTR's books and records relative to the distribution and syndication of the Program, including, without limitation, the sale of advertising spots, sponsorships and/or any and all other sources of revenues attributable to the Program from any sources whatsoever, upon reasonable advance written notice to BTR.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California as if entered into in such state by citizens thereof to be performed wholly within such state.

15. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, whether written or oral, and any and all contemporaneous agreements between the parties with respect to the subject matter thereof. This Agreement may be amended, modified or supplemented only by written permission signed by all parties to this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date written above.

RAYMOND LUCIA

[signature]

Date: 10/12/2000

C & H PRESENTS

By: [signature]

Date: 10-13-00

By: [signature]

Date: 10/13/2000

BUSINESS TALK RADIO

CHET TAIT

By: [signature]

Its: ____________

Date: 10-16-2000

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websites and to use such websites for non-Program business activities, multimedia publishing, speakers and broadcasting activities outside of the 3 hour Program

2. **Delivery and Radio Broadcast of Program.**

2.1 LUCIA Delivery Obligations. LUCIA will be responsible for all aspects of the production of the Program and will transmit the daily program to BTR, at BTR's expense, via ISDN or other electronic means. In connection with each daily Program, LUCIA will include a credit to BTR as the Program's exclusive distributor during the opening and closing portions of the Program.

2.2 BTR's Radio Broadcast Obligations. BTR agrees to use its best efforts to distribute the Program to radio station affiliates on the most advantageous terms possible, (i.e. advantageous to LUCIA) consistent with sound business practice. BTR will be responsible for all marketing, promotion and distribution functions and all costs and expenses incurred in connection with these functions, including, without limitation, clearance of affiliates. Upon delivery of each daily Program from LUCIA, BTR will insert advertising spots pursuant to the mutually agreed-upon schedule for the Program and broadcast the Program to BTR's hosted satellite channel. Delivery and fulfillment of the Program via satellite to the radio station affiliates shall be the sole responsibility of BTR. LUCIA acknowledges that BTR may use an outside company for such fulfillment; provided, however, that BTR remains primarily liable to LUCIA for the delivery and fulfillment of the Program.

3. Advertising. BTR shall, subject to the last sentence hereof, be fully responsible for coordinating the national advertising spots to be broadcast during each daily Program and shall have the exclusive right to sell up to five (5) minutes of advertising time in each hour of the broadcast of the Program, in all markets in the Territory, for the broadcasting of commercial spots (the "Program Inventory"), such advertising time to be broadcast in accordance with a schedule mutually approved in writing prior to each broadcast. It is agreed that all barter, trade or comped advertising booked as program inventory shall be pre-empted by paid advertising.

4. Compensation

4.1 Advertising Revenue. BTR shall be entitled to 40% of any and all gross advertising revenues (as defined herein)generated from the airing on BTR affiliates of commercial advertisements of the Program Inventory and LUCIA and C&H shall be entitled to 60% of any and all gross advertising revenues generated from the airing of commercial advertisements of the Program Inventory. Talent fees and fees paid to LUCIA by guests for guest appearances on the Program shall not be considered advertising revenue subject to this Section (with the intent that LUCIA retain 100% of such revenue).

4.2 Sponsorship / Advertising Revenue. During the Term, LUCIA, C&H and BTR shall equally share any and all revenue generated from sponsorships of the Program.

4.3 Payment. All payments due LUCIA and C&H hereunder shall be payable by BTR within two (2) weeks of its receipt and shall be paid to C&H. All monies due LUCIA shall be passed through to LUCIA from C&H within three (3) working days.

5. Internet Broadcast. In addition to the radio broadcast of the Program via BTR's radio affiliates, BTR will create a web page on BTR's web site that is co-branded by LUCIA and BTR (the "Co-Branded Page") for the streaming, broadcast or other distribution of the Program via the Internet and provide for state of the art hosting of, maintenance of, and provision of access to the Co-Branded Page and the Program. BTR will provide unlimited, free access to the live "audio-streamed" version of the Program via the official BTR Internet website from 9:00 a.m. to 12:00 p.m. PST each weekday corresponding with the on-air hours of the Program. BTR will bear all of the costs of the foregoing.

Click Through Ex. 10-16-2000
10-16-00

6. Reserved Rights. All rights in and to the Program, not expressly granted hereunder, are hereby reserved by LUCIA, including, without limitation, all of the following: theatrical, non-theatrical, all forms of television, video and/or digital or on-line distribution and/or transmission, publishing and merchandising. LUCIA reserves the right to, without charge, refer to the Program in all of his other

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promotional, publishing and multimedia business activities related to his companies, "Buckets of Money ne" and other website and non-website marketing efforts. Without limiting the generality of the forgoing, LUCIA shall have the exclusive right of ownership in perpetuity to all of the material created, performed, developed or produced by LUCIA in connection with the Program, subject only to BTR's rights to distribute and syndicate the Program in accordance with the terms of the Agreement during the Term and within the Territory provided herein.

7. Force Majeure. If performance by either party of its respective obligations hereunder is prevented because of the occurrence of an event of force majeure, including, but not limited to, an act of God, epidemic, fire, strike or other labor dispute, failure of technical facilities, or any other similar cause beyond the control of the applicable party individually or collectively, (a "Force Majeure Event"), such occurrence shall be deemed a valid excuse for non-performance or delay in performance by such party hereunder for the time such Force Majeure Event is in effect, provided, however, that if any Force Majeure Event shall prevent the delivery of the Program by LUCIA or the distribution of the Program by BTR, and if such Force Majeure Event shall continue for ten (10) consecutive weeks or more, then either party may terminate the Agreement upon written notice to the other party.

8. Termination of Agreement.

8.1 By LUCIA. In the event BTR breaches any term or condition of the Agreement or is otherwise in default hereunder, LUCIA, or its agent C& H, may, in addition to all other rights and remedies it may have, immediately terminate the Agreement and any sublicenses granted hereunder. In addition, LUCIA, or its agent C & H, shall have the right and option to terminate the Agreement and any sublicenses granted hereunder, and thereby cancel all of its obligations of any type hereunder, at any time upon sixty (60) days notice to BTR if BTR has not entered into usual and customary contracts on advantageous terms (advantageous to LUCIA) for the regular broadcast of the Program as provided herein, and the Program actually is being broadcast pursuant to such agreements by at least one or more stations in each of six (6) or more "Major Markets" in the Territory within one (1) year of the

commencement of the Term. For purposes of the Agreement, Major Markets shall be defined as the top twenty (20) radio markets as officially reported by Arbitron, for the applicable time period.

Change → Top 50 - May Be Too Aggressive - AQH is The key - Top stations Then produce AQH

8.2 By BTR. Unless otherwise previously agreed to by LUCIA, or its agent C & H, and BTR or due to a Force Majeure Event, in the event that LUCIA fails to timely deliver a scheduled week day Program for three (3) consecutive days or is otherwise in default of its obligations under this Agreement, BTR may terminate the Agreement upon thirty (30) days written notice to LUCIA, or its agent C & H, subject to the terms and conditions set forth in Paragraph 9, below.

8.3 By Either Party. Notwithstanding anything else herein, either party shall have the right and option to terminate the Agreement and any sublicensed granted hereunder, and thereby cancel all of its obligations hereunder, for "Cause" upon ninety (90) days without notice to the other party. For purposes of this Agreement, Cause shall be defined as where either party determines that there exists business and/or philosophical differences between the parties. A dispute as to the existence of "cause" shall be resolved by arbitration in San Diego California under the rules of JAMS. Upon such termination, all rights granted to BTR hereunder shall automatically revert to LUCIA and neither party shall have any further rights or obligations hereunder.

9. **Effect of Expiration/Termination of the Agreement.** The expiration of the Agreement and/or the termination of the Agreement under Section 8.2 will be subject to the following terms:

9.1 Reversion. All rights in and to the Program shall automatically revert to LUCIA and BTR shall have no further rights to the Program unless otherwise expressly specified herein.

10. **Representations and Warranties.**

10.1 By BTR. BTR represents and warrants to LUCIA as follows: (a) BTR has the power to enter into this Agreement and fully perform its obligations hereunder, (b) BTR is not a party to any contract or other arrangement of any nature which will or might materially interfere with its full and

CF. 10-16-2000 [initials] 10-16-00 [initials] 10-14-00

complete performance of this Agreement, and (c) BTR shall perform its obligations hereunder to the best of its ability and in accordance with the provisions of this Agreement.

10.2 By LUCIA. LUCIA represents and warrants to BTR as follows: (a) LUCIA has the power to enter into this Agreement and fully perform its obligations hereunder, (b) LUCIA grants C & H the right to act as its sole agent and representative in this Agreement, and (c) LUCIA is the sole owner of the Program and all rights granted herein and it is not a party to any contract or arrangement which will or might materially interfere with the full performance of its obligations hereunder.

11. Indemnification

11.31 By BTR. BTR shall indemnify and hold harmless, LUCIA and C & H from and against any and all liabilities, actions, claims, losses or expenses (including reasonable attorney's fees) caused by arising out of (a) any material added to the Program or supplied by BTR and/or its licenses, affiliates, sponsors, advertisers and advertising representatives (collectively, "BTR Related Parties"), if any, in conjunction with the Program: (b) any advertising or other promotional materials created or provided by BTR and/or BTR Related Parties; or (c) the breach of any provision of this Agreement by BTR ad/or BTR Related Parties or other actions of the BTR Related Parties.

11.2 By LUCIA. LUCIA shall indemnify and hold harmless BTR from and against any and all liabilities, actions, claims, losses or expenses (including reasonable attorney's fees) caused by, or arising out of (a) the distributions and exploitation of the Program as provided herein in the form delivered to BTR by LUCIA; (b) the use of any material furnished by LUCIA in connection with the Program: or (c) the breach of any provision of this Agreement by LUCIA. The foregoing indemnity shall not apply to any advertising on the Program arranged by BTR.

a) Notification. Each party agrees to promptly notify the other party of any claim or proceeding to which the indemnification provisions of this Agreement apply. The indemnifying party has the right to assume the defense of any such claim or proceeding; provided, however, no claim or action may be settled without the consent of the indemnitee(s).

12. **Books and Records**. BTR shall keep and maintain current, complete and accurate books and records relating to the distribution and syndication of the Program, during the Term, and for three (3) years thereafter. LUCIA and C & H shall have the right to examine the appropriate portions of BTR's books and records relative to the distribution and syndication of the Program, including, without limitation, the sale of advertising spots, sponsorships and/or any and all other sources of revenues attributable to the Program from any sources whatsoever, upon reasonable advance written notice to BTR.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California as if entered into in such state by citizens thereof to be performed wholly within such state.

15. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, whether written or oral, and any and all contemporaneous agreements between the parties with respect to the subject matter thereof. This Agreement may be amended, modified or supplemented only by written permission signed by all parties to this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date written above.

RAYMOND LUCIA

[signature]

Date: 10/13/2000

BUSINESS TALK RADIO

CHET TAIT

By: [signature]

Its: ____________

Date: 10-16-2000

C & H PRESENTS

By: [signature]

Date: 10-13-00

By: [signature]

Date: 10/13/2000